COMMITMENTS AND CONTINGENCIES	12 Months Ended
Apr. 01, 2012
COMMITMENTS AND CONTINGENCIES
17.	COMMITMENTS AND CONTINGENCIES

Wage and Hour Proceedings - The Company has been named in certain litigation involving wage and hour laws in both California and New York. The current exposure related to the California wage and hour claims is not considered significant as the class was not certified as to the wage and hour claims. The New York cases are currently under review to determine if they will be certified as class actions, and it is not possible to determine a probable outcome at this time. We intend to vigorously defend these claims. Another claim in the California wage and hour case was granted class certification, and we have agreed to a tentative settlement amount of $660,000 based on recent negotiations. This tentative settlement amount and agreed upon insurance recoveries have been recorded as of April 1, 2012, in the accompanying consolidated balance sheets.

Merger Agreement - Subsequent to the May 22, 2012 announcement of our entering into a definitive merger agreement (see Note 2, Merger Agreement), three suits have been filed against us, our directors and the acquiring party on behalf of the public stockholders of Benihana Inc. as a class, challenging the proposed merger. The suits allege, among other things, that the acquisition price of $16.30 per common share is inadequate. We intend to vigorously defend these claims.

Acquisitions – Haru Holding Corp – During fiscal year 2007, a suit was brought against us by the former minority stockholders of Haru Holding Corp. (“Haru”) over, among other things the calculation of the put option price related to our fiscal year 2006 acquisition of the remaining 20% of the equity of Haru pursuant to such put option. Subsequent proceedings dismissed all claims against us and found that our original calculation of the put option price of approximately $3.7 million was correct, and we paid such amount in fiscal year 2011. In March 2012, these findings were upheld in our favor on appeal, and we will not owe any pre-judgment interest on the option. As such, we do not believe we have any material remaining exposure.

Other Litigation - In one incident at a RA Sushi location, on which a claim had been filed against us, a guest was subsequently involved in a fatal automobile accident. In July 2011, a jury returned a verdict for which we were found to be 30% responsible, resulting in a liability as assessed of approximately $0.2 million. However, our economic liability was ultimately greater given the joint and several liability laws of this specific state. We have general liability insurance coverage for such claims, subject to certain retention levels which the ultimate economic liability exceeded.

We are not subject to any other significant pending legal proceedings, other than ordinary routine claims incidental to our business or those otherwise covered by our insurance policies.

We do not believe that the ultimate resolution of these matters will have a material adverse effect on our results of operations, financial condition or cash flows. However, the results of these matters cannot be predicted with certainty, and an unfavorable resolution of one or more of these matters could have a material adverse effect on our financial condition, results of operations or cash flows.

Merger Related Contingencies - The Merger Agreement may be terminated under certain circumstances, including in specified circumstances in connection with superior proposals. Upon the termination of the Merger Agreement, in certain circumstances, we would be responsible for reimbursing Angelo Gordon for up to $1,750,000 in certain fees and expenses related to the transaction and in certain circumstances, may be obligated to pay a termination fee to Angelo Gordon of either $5,928,000 or $11,115,000 (depending on the circumstances). Pursuant to an engagement agreement between us and Jefferies & Company, Inc. (“Jefferies), our financial advisors, we have agreed to pay Jefferies a fee in the amount of approximately $4 million for its services, a portion of which was payable upon delivery of its opinion and the remainder of which is payable contingent upon the closing of the transaction.

Supply Agreements - We have entered into national supply agreements for the purchase of certain commodities, such as beef and seafood items, as well as produce, oils and other items used in the normal course of business, at fixed prices for up to twelve-month terms. These supply agreements will eliminate volatility in the cost of the commodities over the terms of the agreements. These supply agreements are not considered derivative contracts.

Lease Agreements - We have two Haru lease agreements that expire in August 2012 and July 2014. These locations contributed restaurant level operating income of $1.5 million and $1.4 million, respectively, to the consolidated fiscal year 2012 restaurant operating income. We are in negotiations with the current landlords, and we are actively pursuing alternative locations in the existing trade areas at this time. We expect to either extensively renovate or relocate these restaurants within the next 12-24 months. During the time of the temporary closure of the one restaurant whose expiration is August 2012, we believe we can recover a portion of lost delivery revenue by redirecting the orders and servicing them from another Haru location.

Other – Refer to Note 16, Resignation of Former Directors and Executives, for cash obligations incurred in connection with the resignation of certain former directors and executives.